SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 7, 2011
                Date of Report (Date of Earliest Event Reported)


                               AMWEST IMAGING INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-167743                 27-2336038
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

                          8200 Wilshire Blvd. Suite 200
                             Beverly Hills, CA 90211
                    (Address of principal executive offices)

                                  323.556.0710
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 6, 2011 Amwest Imaging Inc. ("Amwest") acquired Instant Website Technology Inc., ("IWTI") a Los Angeles-based technology company, with offices in Tennessee.

Instant Website Technology Inc. primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web based solutions.

These web based solutions were created by the Company specifically for businesses in need of a website and related online marketing tools. The primary component of this web based solution is an on-demand fold out turn-key website for immediate use. The websites designed are highly advanced, niche creations that exceed the needs of small businesses in the target market. All of the websites developed are custom made from the design to the coding used.

The Company derives its revenue by charging a basic monthly fee of $49.99 for anyone wanting to build, develop and maintain a website. Following the website creation, design, and listing online, the client can utilize additional online tools to develop a marketing plan for its customer base implementing SMS technology ("texting") and email marketing which is a must-have in today's social networking environment.

The initial application for the company's technology is www.myrestaurantweb.com, with additional applications coming online in the forthcoming months.

The Company acquired IWTI through the issuance of 6,060,000 shares of its Common Stock to the shareholders of IWTI, in exchange for all issued and outstanding shares of IWTI, making IWTI a wholly-owned subsidiary of Amwest.

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

On September 6, 2011, Amwest Imaging Inc. acquired all issued and outstanding shares of Instant Website Technology, Inc., ("IWTI") thereby making IWTI a wholly-owned subsidiary of Writers' Group.

Financial statements of Instant Website Technology Inc. required by Item 9.01(a) of Form 8-K are not being included with this filing, but will be filed not later than 71 calendar days from the date of the filing of this 8-K, in either an amendment to this 8-K or in our next 10-K filing.

Similarly, pro forma financial information for the combined entity - consisting of the registrant and its new wholly-owned subsidiary Instant Website Technology Inc., Inc. - as required by Item 9.01(b) of Form 8-K, are not being included with this filing, but will either be filed in an amendment to this 8-K not later than 71 calendar days from the date of the filing of this 8-K, or else audited financials for the combined entity as part of our Form 10-K will be filed within 71 calendar days from the date of filing of this 8-K in lieu of the pro forma requirement.

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
                                    SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMWEST IMAGING CORP.


                                    BY: /s/ Jason Gerteisen
                                       ----------------------------
                                       Jason Gerteisen

Dated: September 7, 2011



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